HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated September 18, 2009 to the Statement of Additional Information of

The Oakmark Funds dated January 28, 2009, as previously supplemented on June 24, 2009

The following replaces the sixth full paragraph under the section titled “Investment Adviser” on page 13:

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.  The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France.  The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.